SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  January 14, 1997


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                          PRECISION STANDARD, INC.
           (Exact name of registrant as specified in its charter)

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     Colorado                 0-13829               84-0985295
  (State or other    (Commission File Number)    (I.R.S. Employer
   jurisdiction)                                Identification No.)

                               One Pemco Plaza
                           1943 50th Street North
                          Birmingham, Alabama 35212
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (205) 591-3009

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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 14, 1997, after review of the bids solicited from several public accounting firms, the Audit Committee of the Board of Directors of Precision Standard, Inc. (the "Company") approved the engagement of Arthur Andersen LLP as the Company's independent auditors for the year ended December 31, 1996.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 17, 1997.

                              PRECISION STANDARD, INC.


                              By:/s/Matthew L. Gold
                                 Matthew L. Gold
                                 President